UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 4, 2025

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Cassava Sciences, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-41905	91-1911336
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6801 N Capital of Texas Highway, Building 1; Suite 300

Austin, Texas 78731

(Address of Principal Executive Offices) (Zip Code)

(512) 501-2444

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SAVA	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On August 4, 2025, Cassava Sciences, Inc. (the “Company”) issued a press release related to the matters discussed in Item 8.01 of this Current Report on Form 8-K. A copy of the press release is attached as Exhibit 99.1 hereto. The information furnished in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

On August 4, 2025, the Company announced positive preclinical results of a study evaluating simufilam in a well-accepted mouse model of tuberous sclerosis complex (TSC)-related epilepsy.

The study was conducted in collaboration with the TSC Alliance and the TSC Preclinical Consortium using an animal model of TSC-related epilepsy, the Tsc1 conditional knockout (CKO) mouse line (Tsc1-CKO). These mice develop spontaneous seizures and are used by the TSC Alliance to evaluate the effectiveness and safety of novel and repurposed therapeutics in the potential treatment of TSC-related epilepsy. The study was conducted by PsychoGenics, Inc., the TSC Preclinical Consortium’s research partner.

The Tsc1-CKO mice were treated with several doses of simufilam. Seizure activity was monitored for approximately three weeks after onset, and simufilam was evaluated against treatment with vehicle alone. The data showed that simufilam attenuated the progression of seizure activity, with a statistically significant correlation between simufilam dose and the number of seizures by the end of the study. Not all parameters measured reached statistical significance. The Company intends to present data and analyses in an upcoming scientific conference and publication.

The first clinical study for simufilam in TSC-related epilepsy is expected to begin in H1 2026.

Cautionary Note Regarding Forward-Looking Statements:

This news release contains forward-looking statements that may include but are not limited to statements regarding: our plans to continue conducting preclinical studies of simufilam relating to seizures in TSC, our plans to conduct clinical studies with simufilam and to initiate an initial proof-of-concept clinical study in H1 2026, the potential for simufilam as a treatment for TSC-related epilepsy and other potential indications, our belief that simufilam modulates the activity of filamin A, plans to present preclinical results in an upcoming scientific conference or publication, and the timing of anticipated milestones. These statements may be identified by words such as “anticipate”, “before”, “believe”, “could”, “expect”, “forecast”, “intend”, “may”, ”pending”, “plan”, “possible”, “potential”, “prepares for”, “will”, and other words and terms of similar meaning.

Such statements are based on our current expectations and projections about future events. Such statements speak only as of the date of this news release and are subject to a number of risks, uncertainties and assumptions, including, but not limited to, those risks relating to the ability to advance preclinical studies related to TSC-related epilepsy, and other potential indications, the ability to successfully carry out the Company’s obligations under the Yale License Agreement, and other risks inherent in drug discovery and development or specific to Cassava Sciences, Inc., as described in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, and subsequent reports filed with the SEC. The foregoing sets forth many, but not all, of the factors that could cause actual results to differ from expectations in any forward-looking statement. In light of these risks, uncertainties and assumptions, the forward-looking statements and events discussed in this news release are inherently uncertain and may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Except as required by law, we disclaim any intention or responsibility for updating or revising any forward-looking statements. For further information regarding these and other risks related to our business, investors should consult our filings with the SEC, which are available on the SEC's website at www.sec.gov.

All of our pharmaceutical assets under development are investigational product candidates. These have not been approved for use in any medical indication by any regulatory authority in any jurisdiction and their safety, efficacy or other desirable attributes, if any, have not been established in any patient population. Consequently, none of our product candidates is approved or available for sale anywhere in the world.

Our clinical results from earlier-stage clinical trials or preclinical studies may not be indicative of future results from planned later-stage or larger scale clinical trials and do not ensure regulatory approval. You should not place undue reliance on these statements or any scientific data we present or publish.

We are in the business of new drug discovery and development. Our research and development activities are long, complex, costly and involve a high degree of risk. Holders of our common stock should carefully read our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q in their entirety, including the risk factors therein. Because risk is fundamental to the process of drug discovery and development, you are cautioned to not invest in our publicly traded securities unless you are prepared to sustain a total loss of the money you have invested.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release dated August 4, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cassava Sciences, Inc.
a Delaware corporation

Date: August 4, 2025	By:	/s/ Eric J. Schoen
Eric J. Schoen
Chief Financial Officer